                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                              Hooper Holmes Inc.
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               (Name of Registrant as Specified In Its Charter)

                              Hooper Holmes Inc.
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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:

[LOGO OF HOOPER HOLMES APPEARS HERE]

                              HOOPER HOLMES, INC.
                               170 Mt. Airy Road
                        Basking Ridge, New Jersey 07920



Dear Shareholder:

     You are cordially invited to attend the Special Meeting of Shareholders of Hooper Holmes, Inc., to be held on February __, 1998 at 11:00 a.m. local time, at the Company's headquarters in Basking Ridge, New Jersey.

     The Notice of Special Meeting and Proxy Statement which follow describe the business to be conducted at the meeting. Whether or not you plan to attend the meeting in person, it is important that your shares be represented and voted. After reading the Notice of Special Meeting and Proxy Statement, please complete, sign, date and return your proxy in the envelope provided.

     On behalf of the Officers and Directors of Hooper Holmes, Inc., I wish to thank you for your interest in the Company and I hope that you will be able to attend our Meeting.



                                       For the Board of Directors,

                                       /s/ James M. McNamee
                                       ----------------------------
                                       James M. McNamee
                                       Chairman, President and
                                       Chief Executive Officer



January   , 1998

                              HOOPER HOLMES, INC.
                               170 Mt. Airy Road
                        Basking Ridge, New Jersey 07920

                              -------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         to be held February   , 1998

                              -------------------

     NOTICE IS HEREBY GIVEN that a Special Meeting (the "Special Meeting") of Shareholders of Hooper Holmes, Inc., a New York corporation (the "Company"),
will be held on February   , 1998 at 11:00 a.m. local time, at the Company's
headquarters in Basking Ridge, New Jersey, for the following purposes:

     1. To consider and act upon a proposal to amend the Certificate of Incorporation to increase the amount of authorized Common Stock, par value $.04 per share, from 20,000,000 shares to 80,000,000 shares.

     2. To transact such other business as may properly come before the Special Meeting and any adjournment thereof.

     Holders of record of the Company's common stock, par value $.04 per share (the "Common Stock"), as of the close of business on January , 1998, the record date fixed by the Board of Directors for such purpose (the "Record Date"), are entitled to notice of, and to vote at, the Special Meeting and any adjournment thereof.

                                  BY ORDER OF THE BOARD OF DIRECTORS,

                                  /s/ Robert William Jewett
                                  -------------------------
                                  Robert William Jewett
                                  Secretary

January   , 1998

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Please sign the enclosed proxy and return it promptly in the envelope enclosed which requires no postage if mailed in the United States.
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

                              HOOPER HOLMES, INC.
                               170 Mt. Airy Road
                        Basking Ridge, New Jersey 07920

                                ---------------
                                PROXY STATEMENT
                                ---------------

                                 INTRODUCTION



  The enclosed proxy is solicited by the Board of Directors of Hooper Holmes, Inc., (the "Company") for use at a Special Meeting of Shareholders to be held on February _____, 1998.

  This proxy statement and form of proxy were first sent to shareholders on or about the date stated in the accompanying Notice of Special Meeting of Shareholders.

  Only shareholders of record as of the Record Date are entitled to vote at the meeting and any adjournments thereof. As of that date, ______ shares of Common Stock of the Company were issued and outstanding. Each share outstanding as of the record date will be entitled to one vote, and shareholders may vote in person or by proxy. Execution of a proxy will not in any way affect a shareholder's right to attend the meeting and vote in person. Any shareholder giving a proxy has the right to revoke it at any time before it is voted by providing written notice to the Secretary of the Company or by submitting another proxy bearing a later date. In addition, shareholders attending the meeting may revoke their proxies at any time prior to the time such proxies are exercised.

  The presence in person or by proxy of the holders of a majority of the votes entitled to be cast at the meeting will constitute a quorum. Abstentions and withhold-authority votes all count as votes entitled to be cast for the purpose of determining a quorum, but broker non-votes do not. Votes cast with respect to a proposal include votes for or against, but do not include broker non-votes, abstentions or withheld-authority votes.

  The Amendment to the Company's Certificate of Incorporation will be approved if a majority of all outstanding shares entitled to vote are cast in favor of approval. For this purpose, broker non-votes and abstentions have the same effect as a vote against.

  All properly executed proxies returned in time to be cast at the meeting, if no contrary instruction is indicated, will be voted FOR approval of the Amendment to the Certificate of Incorporation.

  The solicitation of proxies will be made primarily by mail. Proxies may also be solicited personally and by telephone or telegraph by regular employees of the Company, without any additional remuneration and at minimal cost.

Stock Ownership of Certain Beneficial Owners and Management

     The following table sets forth, as of October 31, 1997, the beneficial ownership of the Company's issued and outstanding Common Stock (on the basis of 13,920,714 shares outstanding), including the stock ownership of each person who, to the Company's knowledge, owns over 5% of the Company's outstanding Common Stock, each of the directors of the Company, each of the highest paid executive officers of the Company, and all directors and officers of the Company as a group, and the percentage which the shares owned constitute of the total shares outstanding.

                                      Amount & Nature        Percent of Class
                                       of Beneficial          (based on # of
     Name, Position & Address           Ownership of        shares outstanding
      of Beneficial Owners            Common Stock (1)          10/31/97)
     ------------------------         ----------------      ------------------
The TCW Group, Inc.                      940,000 (2)                6.75%
    865 South Figueroa Street
    Los Angeles, CA 90017
and
Robert Day
    200 Park Avenue, Suite 2200
    New York, NY 10166

Dimensional Fund Advisors, Inc.          800,100 (3)                5.74%
    1299 Ocean Avenue
    Santa Monica, CA 90401

Mellon Bank Corporation                  684,000 (4)                4.91%
    One Mellon Bank Center
    Pittsburgh, PA 15258

Directors
---------

G. Earle Wight                           378,182 (5)                2.71%
John E. Nolan, Jr.                        10,000                     .07%
Kenneth R. Rossano                       398,188 (6)                2.86%
James M. McNamee                         501,604 (7)                3.60%


                                      Amount & Nature        Percent of Class
                                       of Beneficial          (based on # of
     Name, Position & Address           Ownership of        shares outstanding
      of Beneficial Owners            Common Stock (1)          10/31/97)
     ------------------------         ----------------      ------------------
Directors (Continued)
---------

Quentin J. Kennedy                         7,000                    .05%
Elaine La Monica Rigolosi                  2,100(8)                 .01%
Benjamin A. Currier                        4,700                    .03%

Other Most Highly Paid
 Executive Officers
 ------------------

Paul W. Kolacki                           68,974(9)                 .49%

Fred Lash                                 65,584(10)                .47%

Robert William Jewett                     15,404(11)                .11%

All officers and directors
 as a group (11 total)                 1,483,600(12)              10.65%

------------

(1) Includes shares, if any, held by or for a spouse or minor children or as a trustee. Unless otherwise indicated, the director, officer or 5% stockholder possesses sole investment and voting power in respect of these shares.

(2) The TWC Group, Inc. ("TWC"), a parent holding company, and Robert Day, an individual who may be deemed to control TWC, filed a joint statement on
    Schedule 13G dated February 12, 1997, disclosing that on December 31, 1996 they beneficially owned 470,000 shares of Common Stock of the Company, representing approximately 7% of the Common Stock. (Following the Company's 2-for-1 stock split effective August 22, 1997, such share ownership would have increased to 940,000 shares of Common Stock, assuming no additional purchases or sales have been made.) On the Schedule 13G, TWC and Robert Day certify that the shares of Common Stock were not acquired for the purpose of, and do not have the effect of changing or influencing the control of the Company and were not acquired in connection with, or as a participant in, any transaction having such a purpose or effect.

(3) Dimensional Fund Advisors, Inc. ("Dimensional"), a registered investment advisor, filed a statement on Schedule 13G dated February 5, 1997, disclosing that on December 31, 1996, it beneficially owned 400,050 shares of Common Stock of the Company, representing approximately 6% of the Common Stock. (Following the Company's 2-for-1 stock split effective August 22, 1997, such share ownership would have increased to 800,100 shares of Common Stock, assuming no additional purchases or sales have been made.) Such shares are held in portfolios of DFA Investment Dimensions Group, Inc., a registered open-end investment company, or in a series of the DFA Investment Trust Company, a Delaware Business Trust, or the DFA Group Trust and DFA Participation Group Trust, investment vehicles for qualified employee benefit plans, all of which Dimensional serves as investment manager. In the
    Schedule 13G, Dimensional certifies that the shares of Common Stock were not acquired for the purpose of, and do not have the effect of changing or influencing the control of the Company and were not acquired in connection with, or as a participant in, any transaction having such a purpose or effect.

(4) Mellon Bank Corporation ("Mellon"), a parent holding company, filed a statement on Schedule 13G dated February 12, 1997, disclosing that on December 31, 1996, it beneficially owned 342,000 shares, representing approximately 5% of Common Stock of the Company. (Following the Company's 2-for-1 stock split effective August 22, 1997, such share ownership would have increased to 684,000 shares of Common Stock, assuming no additional purchases or sales have been made.) Such shares are held in portfolios of The Dreyfus Corporation, a registered investment advisor and a subsidiary of Mellon and Mellon Bank, N.A., a bank subsidiary of Mellon. In the
     Schedule 13G, Mellon certifies that the shares of Common Stock were not acquired for the purpose of, and do not have the effect of changing or influencing the control of the Company and were not acquired in connection with, or as a participant in, any transaction having such a purpose or effect.

(5) Includes 280,286 shares held by the Lucile K. Wight Trust, of which Mr. Wight is trustee with sole voting and dipositive power, and 88,590 shares held by 874367 Ontario, Inc., a corporation of which Mr. Wight and his spouse Sonia are sole shareholders.

(6) Includes 128,363 shares held by Mr. Rossano's spouse, Cynthia, and 249,301 shares held by The Cynthia W. Rossano 1991 Trust, of which Mr. and Mrs. Rossano are trustees with sole voting and dispositive power.

(7) Includes 122,302 shares held by Mr. McNamee and his spouse Patricia as joint tenants, 23,020 shares held by Mr. McNamee's spouse, Patricia, 3,532 shares held by Mr. McNamee's spouse Patricia as custodian for Sean McNamee, their minor child, and 18,000 shares held by the Trust under the will of Eileen Rooney FBO Kevin Rooney, of which Mr. McNamee is Trustee with sole voting and dispositive power. Also includes 334,750 shares underlying currently exercisable options.

(8)  Includes 900 shares held by Ms. Rigolosi's spouse, Robert.

(9) Includes 800 shares held by Mr. Kolacki and his spouse, Sandra, as joint tenants. Also includes 65,500 shares underlying currently exercisable options.

(10) Includes 600 shares held by Mr. Lash and his spouse, Suzanne, as joint tenants. Also includes 64,150 shares underlying currently exercisable options.

(11) Includes 13,300 shares underlying currently exercisable options.

(12) Includes shares owned individually by each officer and director in the group as well as shares indirectly owned by such persons as trustee of various trusts; however, where more than one officer or director is a trustee of the same trust, the total number of shares owned by such trust is counted only once in determining the amount owned by all officers and directors as a group. Also includes 508,400 shares underlying currently exercisable options.


Amendment to the Certificate of Incorporation

  Proposed Amendment

     At the Special Meeting, the shareholders are being requested to approve an amendment to the Company's Certificate of Incorporation for the purpose of increasing the total number of shares of Common Stock the Company is authorized to issue. The Company's current Amended Certificate of Incorporation (the "Certificate") authorizes the Company to issue 20,000,000 shares of Common Stock. On October 28, 1997, the Board of Directors authorized an amendment to the Certificate to increase the authorized number of shares of Common Stock to 80,000,000 shares.

  Reasons for the Amendment

     On August 22, 1997, the Company effected a 2-for-1 stock split that resulted in the issuance of one additional share of Common Stock for every share of Common Stock outstanding. The Company utilized 6,923,582 shares of Common Stock in order to effect that stock split. Immediately following the stock split, approximately 2,807,000 shares of Common Stock were authorized but unissued (and unreserved), 13,920,714 shares were issued and outstanding, 2,188,316 shares were reserved for issuance upon exercise of outstanding options, and 1,083,464 shares were reserved for issuance upon exercise of outstanding options which may in the future be granted pursuant to the Company's stock option plans. In addition, pursuant to the Company's Stockholder Rights Plan adopted in 1990, (as amended), the Board of Directors declared a dividend in April of 1990 of one Common Share Right for each outstanding share of Common Stock distributable on April 2, 1990. If the increase in authorized shares is approved, there will be approximately 62,807,000 authorized but unissued (and unreserved) shares available for future utilization.

     The principal purpose of the proposed amendment to the Certificate is to authorize additional shares of Common Stock which will be available in the event the Board of Directors determines that it is necessary or appropriate to raise additional capital through the sale of securities, to grant options or other stock incentives to the Company's employees, to acquire another company or its business or assets, to seek to establish a strategic relationship with a corporate partner or to permit a future stock dividend or stock split. The additional shares will also be available in the event Common Share Rights are exercised pursuant to the Stockholder Rights Plan. The increase in the authorized shares of capital stock is not being proposed because of any specific contemplated acquisition, nor does the Company have any present plans to raise additional capital or to split its Common Stock or declare a stock dividend. The Board of Directors believes that having the authority to issue additional shares of Common Stock will avoid the possible delay and expense of calling a special meeting of shareholders for this purpose at or near the time the Company may have a use for such shares.

     This amendment is not being proposed as a means of preventing a change in control or takeover of the Company. However, the Board of Directors could issue the additional shares to dilute the stock ownership and voting power of persons seeking to obtain control of the Company, and the additional authorized shares could be issued to purchasers who would support the Board of Directors in opposing a takeover proposal. The existence of the additional authorized shares could have the effect of defeating or discouraging proposals for the acquisition of the Company which some or a majority of shareholders might deem advantageous.

     No shareholder is entitled to any preemptive rights with respect to the Company's Common Stock. If the amendment is approved by shareholders, no further vote of the shareholders will be required prior to the Company's issuance of Common Stock in accordance with the Company's Certificate of Incorporation, as amended, except as may be required by applicable law. Although the increase in authorized shares of Common Stock will not by itself be dilutive to current shareholders, any issuance of such Common Stock may dilute the then current ownership percentage of shareholders.

  Text of Amendment

     Under the proposed amendment, Article Fourth of the Certificate of Incorporation would be amended as follows:

     "FOURTH: The aggregate number of shares which the corporation shall have the authority to issue is 80,000,000 shares, all of which shall be designated common shares with a par value of $0.04 each."

     If the proposed amendment is approved, the Company intends to file the amendment to the Certificate of Incorporation with the Secretary of State of New York as soon as is reasonably practicable after such approval is obtained.

    THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" APPROVAL OF THE
            PROPOSED AMENDMENT TO THE CERTIFICATE OF INCORPORATION.

Shareholder Proposals for the 1998 Annual Meeting

     Proposals of shareholders intended for inclusion in the Proxy Statement for the Annual Meeting of Shareholders to be held in 1998, must be received at the Company's executive offices not later than December 25, 1997. Proponents should submit their proposals by Certified Mail -- Return Receipt Requested.

Solicitation of Proxies

     The solicitation of proxies will be made primarily by mail. Proxies may also be solicited personally and by telephone or telegraph by regular employees of the Company, without any additional remuneration and at minimal cost.


                                  BY ORDER OF THE BOARD OF DIRECTORS
                                  HOOPER HOLMES, INC.

                                  /s/ Robert William Jewett
                                  ----------------------------------
                                  Robert William Jewett
                                  Secretary


January __, 1998

[X]Please mark your
   votes as in this
   example.

  This proxy when properly executed will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR proposal 1.
--------------------------------------------------------------------------------
            The Board of Directors recommends a vote FOR proposal 1.
--------------------------------------------------------------------------------
                      FOR  AGAINST  ABSTAIN

1.Approval of         [_]    [_]      [_]    2.In their discretion, upon other
  Amendment                                    matters as may properly come
  to Certificate                               before the meeting or any
  of Incorporation.                            adjournment(s) thereof.


--------------------------------------------------------------------------------



SIGNATURE(S)                                          DATE
             ---------------------------------------       -------------------

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign.
      When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

   The signer hereby revokes all proxies heretofore given by the signer to vote at said meeting or any adjournments thereof.


--------------------------------------------------------------------------------

                                     PROXY

                              HOOPER HOLMES, INC.
             Proxy Solicited on Behalf of the Board of Directors of
               the Company for Special Meeting, February   , 1998

The undersigned hereby constitutes and appoints James M. McNamee and Robert William Jewett and each of them, the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution, to vote with respect to all the shares of Common Stock of Hooper Holmes, Inc., standing in the name of the undersigned at the close of business on January 9, 1998, at the Special Meeting of Shareholders and all adjournments thereof, with all powers that the undersigned would possess if personally present.

                                                    (Change of address)

                                            ---------------------------------

                                            ---------------------------------

                                            ---------------------------------

                                            ---------------------------------


You are encouraged to specify your choice by marking the appropriate box, SEE REVERSE SIDE, but you need not mark any box if you wish to vote in accordance with the Board of Director's recommendations. The Proxy Committee cannot vote your shares unless you sign and return this card.


                                                                   SEE REVERSE
                                                                       SIDE

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